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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             FORM 8-K CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                February 25, 2003

                    Honda Auto Receivables 2003-1 Owner Trust
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                       (Issuer with respect to Securities)

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                        American Honda Receivables Corp.
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             (Exact name of registrant as specified in its charter)
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         California                   333-71022                 33-0526079
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(State or other jurisdiction      (Commission File             (IRS Employer
         of incorporation)            Number)                Identification No.)


American Honda Receivables Corp.
700 Van Ness Avenue
Torrance, California                                               90501
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(Address of principal executive offices)                         (Zip code)



   Registrant's telephone number, including area code:         (310) 781-4100
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                  Item 2.    Acquisition or Disposition of Assets


                  Description of the Securities and the Auto Loans


                  American Honda Receivables Corp. registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-71022) (the "Registration Statement"). Pursuant to the Registration Statement, Honda Auto Receivables 2003-1 Owner Trust (the "Issuer") issued $1,541,700,000 Class A-1 1.30% Asset Backed Notes (the "Class A-1 Notes"), Class A-2 1.46% Asset Backed Notes (the "Class A-2 Notes"), Class A-3 1.92% Asset Backed Notes (the "Class A-3 Notes") and Class A-4 2.48% Asset Backed Notes (the "Class A-4 Notes") (collectively the "Notes"), on February 25, 2003. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.


                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of February 1, 2003, between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by the pledge by the Issuer to the Indenture Trustee of auto loans and certain related property.


                  The Notes evidence indebtedness of the Issuer, the assets of which consist primarily of fixed rate motor vehicle retail installment sales contracts secured by automobiles financed thereby.


                  As of February 25, 2003, the receivables possessed the characteristics described in the Prospectus dated February 19, 2003 and the Prospectus Supplement dated February 19, 2003, filed pursuant to Rule 424(b)(5) of the Act on February 24, 2003.


         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Not applicable

         (b)    Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated February 19, 2003, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and Deutsche Bank Securities Inc.

                Exhibit 4.1. Indenture, dated as of February 1, 2003, between the Issuer and the Indenture Trustee.

                Exhibit 4.2. Amended and Restated Trust Agreement, dated February 25, 2003, among American Honda Receivables Corp. (the "Depositor"), The Bank of New York (the "Owner Trustee") and The Bank of New York (Delaware) (the "Delaware Trustee").

                Exhibit 4.3 Sale and Servicing Agreement, dated February 1, 2003, among the Seller, the Servicer and the Issuer.

                                       1
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                Exhibit 4.4 Receivables Purchase Agreement, dated as of February
                1, 2003, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the
                "Purchaser").

                Exhibit 4.5 Administration Agreement, dated as of February 1, 2003, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    Honda Auto Receivables 2003-1 Owner Trust

                                    By:  American Honda Receivables Corp.



                                    By:  /s/  Y. Takahashi
                                        -----------------------------------
                                        Name:  Y. Takahashi
                                        Title: President




Dated:  February 25, 2003

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                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 1.1. Underwriting Agreement, dated February 19, 2003, among American Honda Receivables Corp. (the"Seller"), American Honda Finance Corporation (the "Servicer") and Deutsche Bank Securities Inc.

Exhibit 4.1. Indenture, dated as of February 1, 2003, between the Issuer and the Indenture Trustee.

Exhibit 4.2. Amended and Restated Trust Agreement, dated February 25, 2003, among American Honda Receivables Corp. (the "Depositor"), The Bank of New York (the "Owner Trustee") and The Bank of New York (Delaware) (the "Delaware Trustee").

Exhibit 4.3 Sale and Servicing Agreement, dated February 1, 2003, among the Seller, the Servicer and the Issuer.

Exhibit 4.4 Receivables Purchase Agreement, dated as of February 1, 2003, between American Honda Finance Corporation (the "Seller") and American Honda Receivables Corp. (the "Purchaser").

Exhibit 4.5 Administration Agreement, dated as of February 1, 2003, among the Issuer, American Honda Finance Corporation (the "Administrator"), the Depositor and the Indenture Trustee.